UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 20, 2025

EAST WEST BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-24939
(Commission File Number)

95-4703316
(IRS Employer Identification No.)

135 N Los Robles Ave., 7th Floor, Pasadena, California 91101
(Address of principal executive offices) (Zip code)

(626) 768-6000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	EWBC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 20, 2025, East West Bancorp, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). The Company’s stockholders considered three proposals at the Annual Meeting, each of which was described in more detail in the Company’s definitive proxy statement (the “2025 Proxy Statement”) for the Annual Meeting, which was filed with the Securities and Exchange Commission on April 10, 2025. There were 125,159,298 shares of common stock represented at the Annual Meeting in person or by valid proxies, which was approximately 90.83% of the shares of common stock entitled to vote at the Annual Meeting. The final results of the voting for each matter submitted to a vote of stockholders at the Annual Meeting are as set forth below.

Proposal 1: Election of Directors

The Company’s stockholders elected the ten director nominees named in the 2025 Proxy Statement for a one-year term until the 2026 annual meeting of stockholders and to serve until his or her successor is elected and qualified. The voting results were as follows:

	Votes Cast For	Votes Against	Votes Abstained	Broker Non-Votes
Manuel P. Alvarez	117,355,548	726,954	298,363	6,778,433
Molly Campbell	116,908,160	1,272,552	200,153	6,778,433
Archana Deskus	117,312,674	899,067	169,124	6,778,433
Serge Dumont	115,952,072	2,134,624	294,169	6,778,433
Mark Hutchins	116,622,759	1,464,106	294,000	6,778,433
Paul H. Irving	110,054,815	8,156,782	169,268	6,778,433
Sabrina Kay	116,912,494	1,268,311	200,060	6,778,433
Jack C. Liu	114,405,080	3,777,786	197,999	6,778,433
Dominic Ng	113,328,878	4,885,829	166,158	6,778,433
Lester M. Sussman	116,529,790	1,681,785	169,290	6,778,433

Proposal 2: Advisory Vote to Approve Executive Compensation

The advisory vote to approve the Company’s executive compensation (“say-on-pay”) for 2024 was approved by the Company’s stockholders by the vote set forth in the table below.

Votes Cast For	Votes Against	Votes Abstained	Broker Non-Votes
113,119,369	5,035,458	226,038	6,778,433
(95.56% of total votes cast)

Proposal 3: Ratification of Auditors

The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 by the vote set forth in the table below.

Votes Cast For	Votes Against	Votes Abstained	Broker Non-Votes
122,442,272	2,552,139	164,887	—
(97.83% of total votes cast)

No other matters were submitted for stockholder action.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAST WEST BANCORP, INC.

Date: May 20, 2025	By:	/s/ Christopher J. Del Moral-Niles
Christopher J. Del Moral-Niles
Executive Vice President and Chief Financial Officer